Subsequent Events [Text Block]	6 Months Ended
Sep. 30, 2014
Subsequent Events [Text Block]

19.    SUBSEQUENT EVENTS

Approval of Dividends

On November 14, 2014, the Board of Directors of MUFG approved the payment of semi-annual interim cash dividends of ¥9 per share of Common stock, totaling ¥127,515 million, that were payable on December 5, 2014 to the shareholders of record on September 30, 2014.

Repurchase of own shares

From November 17, 2014 to December 18, 2014, MUFG repurchased 148,595,500 shares of MUFG’s common stock by market purchases based on the discretionary dealing contract regarding repurchase of own shares for approximately ¥100 billion in aggregate in satisfaction of the resolution adopted at the meeting of the Board of Directors of MUFG held on November 14, 2014. The repurchase plan as authorized by the Board of Directors of MUFG allowed for the repurchase of an aggregate amount of up to 180,000,000 shares, which represents the equivalent of 1.27% of the total number of common shares outstanding, or of an aggregate repurchase amount of up to ¥100 billion. The purpose of repurchase is to enhance the return of earnings to shareholders, to improve capital efficiency, and to implement flexible capital policies.

Announcement to redeem “Non-dilutive” Preferred Securities Issued by a Special Purpose Company

On November 27, 2014, MUFG decided to redeem in total ¥130 billion of Series C non-cumulative and non-dilutive perpetual preferred securities issued by MUFG Capital Finance 9 Limited, a special purpose company established in the Cayman Islands, and plans to redeem on January 26, 2015. These securities were previously accounted for as part of MUFG’s Tier 1 capital at September 30, 2014 under the capital adequacy requirements set by the Bank for International Settlements.